Exhibit 10.24

                           JANUS AMERICAN GROUP, INC.

                                POWER OF ATTORNEY

                                   Form 10-KSB
                                       for
                                   Year Ended
                                December 31, 1997

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Janus American Group, Inc. ("Janus"), a Delaware corporation, hereby constitutes and appoints James E. Bishop, his true and lawful attorney and agent (with full power of substitution), in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that the said attorney and agent may deem necessary or advisable to enable Janus to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Form 10-KSB of Janus under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of Janus to the Form 10-KSB to be filed with the Securities and Exchange Commission, to any and all amendments to the said Form 10-KSB and to any and all instruments and documents filed as a part of or in connection with the said Form 10-KSB or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of March 1998.

                                          /s/  Louis S. Beck
                                          --------------------------------
                                          Louis S. Beck
                                          Chairman

Attest:
________________________________

                           JANUS AMERICAN GROUP, INC.

                                POWER OF ATTORNEY

                                   Form 10-KSB
                                       for
                                   Year Ended
                                December 31, 1997

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Janus American Group, Inc. ("Janus"), a Delaware corporation, hereby constitutes and appoints James E. Bishop, his true and lawful attorney and agent (with full power of substitution), in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that the said attorney and agent may deem necessary or advisable to enable Janus to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Form 10-KSB of Janus under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of Janus to the Form 10-KSB to be filed with the Securities and Exchange Commission, to any and all amendments to the said Form 10-KSB and to any and all instruments and documents filed as a part of or in connection with the said Form 10-KSB or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of March 1998.

                                          /s/  Harry G. Yeaggy
                                          --------------------------------
                                          Harry G. Yeaggy
                                          Vice Chairman

Attest:
________________________________

                           JANUS AMERICAN GROUP, INC.

                                POWER OF ATTORNEY

                                   Form 10-KSB
                                       for
                                   Year Ended
                                December 31, 1997

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Janus American Group, Inc. ("Janus"), a Delaware corporation, hereby constitutes and appoints James E. Bishop, his true and lawful attorney and agent (with full power of substitution), in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that the said attorney and agent may deem necessary or advisable to enable Janus to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Form 10-KSB of Janus under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of Janus to the Form 10-KSB to be filed with the Securities and Exchange Commission, to any and all amendments to the said Form 10-KSB and to any and all instruments and documents filed as a part of or in connection with the said Form 10-KSB or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of March 1998.

                                          /s/  Arthur Lubell
                                          --------------------------------
                                          Arthur Lubell
                                          Director

Attest:
________________________________

                           JANUS AMERICAN GROUP, INC.

                                POWER OF ATTORNEY

                                   Form 10-KSB
                                       for
                                   Year Ended
                                December 31, 1997

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Janus American Group, Inc. ("Janus"), a Delaware corporation, hereby constitutes and appoints James E. Bishop, his true and lawful attorney and agent (with full power of substitution), in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that the said attorney and agent may deem necessary or advisable to enable Janus to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Form 10-KSB of Janus under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of Janus to the Form 10-KSB to be filed with the Securities and Exchange Commission, to any and all amendments to the said Form 10-KSB and to any and all instruments and documents filed as a part of or in connection with the said Form 10-KSB or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of March 1998.

                                          /s/  Richard P. Lerner
                                          --------------------------------
                                          Richard P. Lerner
                                          Director

Attest:
________________________________

                           JANUS AMERICAN GROUP, INC.

                                POWER OF ATTORNEY

                                   Form 10-KSB
                                       for
                                   Year Ended
                                December 31, 1997

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Janus American Group, Inc. ("Janus"), a Delaware corporation, hereby constitutes and appoints James E. Bishop, his true and lawful attorney and agent (with full power of substitution), in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that the said attorney and agent may deem necessary or advisable to enable Janus to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Form 10-KSB of Janus under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of Janus to the Form 10-KSB to be filed with the Securities and Exchange Commission, to any and all amendments to the said Form 10-KSB and to any and all instruments and documents filed as a part of or in connection with the said Form 10-KSB or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of March 1998.

                                          /s/  Vincent W. Hatala, Jr.
                                          --------------------------------
                                          Vincent W. Hatala, Jr.
                                          Director

Attest:
________________________________

                           JANUS AMERICAN GROUP, INC.

                                POWER OF ATTORNEY

                                   Form 10-KSB
                                       for
                                   Year Ended
                                December 31, 1997

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Janus American Group, Inc. ("Janus"), a Delaware corporation, hereby constitutes and appoints James E. Bishop, his true and lawful attorney and agent (with full power of substitution), in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that the said attorney and agent may deem necessary or advisable to enable Janus to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Form 10-KSB of Janus under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of Janus to the Form 10-KSB to be filed with the Securities and Exchange Commission, to any and all amendments to the said Form 10-KSB and to any and all instruments and documents filed as a part of or in connection with the said Form 10-KSB or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of March 1998.

                                          /s/  Lucille Hart-Brown
                                          --------------------------------
                                          Lucille Hart-Brown
                                          Director

Attest:
________________________________

                           JANUS AMERICAN GROUP, INC.

                                POWER OF ATTORNEY

                                   Form 10-KSB
                                       for
                                   Year Ended
                                December 31, 1997

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Janus American Group, Inc. ("Janus"), a Delaware corporation, hereby constitutes and appoints James E. Bishop, his true and lawful attorney and agent (with full power of substitution), in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that the said attorney and agent may deem necessary or advisable to enable Janus to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Form 10-KSB of Janus under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of Janus to the Form 10-KSB to be filed with the Securities and Exchange Commission, to any and all amendments to the said Form 10-KSB and to any and all instruments and documents filed as a part of or in connection with the said Form 10-KSB or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of March 1998.

                                          /s/  Anthony Pacchia
                                          --------------------------------
                                          Anthony Pacchia
                                          Director

Attest:
________________________________

                           JANUS AMERICAN GROUP, INC.

                                POWER OF ATTORNEY

                                   Form 10-KSB
                                       for
                                   Year Ended
                                December 31, 1997

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Janus American Group, Inc. ("Janus"), a Delaware corporation, hereby constitutes and appoints James E. Bishop, his true and lawful attorney and agent (with full power of substitution), in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that the said attorney and agent may deem necessary or advisable to enable Janus to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Form 10-KSB of Janus under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of Janus to the Form 10-KSB to be filed with the Securities and Exchange Commission, to any and all amendments to the said Form 10-KSB and to any and all instruments and documents filed as a part of or in connection with the said Form 10-KSB or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of March 1998.

                                          /s/  C. Scott Bartlett, Jr.
                                          --------------------------------
                                          C. Scott Bartlett, Jr.
                                          Director

Attest:
________________________________

                           JANUS AMERICAN GROUP, INC.

                                POWER OF ATTORNEY

                                   Form 10-KSB
                                       for

                                   Year Ended
                                December 31, 1997

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Janus American Group, Inc. ("Janus"), a Delaware corporation, hereby constitutes and appoints James E. Bishop, his true and lawful attorney and agent (with full power of substitution), in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that the said attorney and agent may deem necessary or advisable to enable Janus to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Form 10-KSB of Janus under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of Janus to the Form 10-KSB to be filed with the Securities and Exchange Commission, to any and all amendments to the said Form 10-KSB and to any and all instruments and documents filed as a part of or in connection with the said Form 10-KSB or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of March 1998.

                                          /s/  Michael M. Nanosky
                                          --------------------------------
                                          Michael M. Nanosky
                                          President of Hotel Operations
                                          and Director

Attest:
________________________________

                           JANUS AMERICAN GROUP, INC.

                                POWER OF ATTORNEY

                                   Form 10-KSB
                                       for
                                   Year Ended
                                December 31, 1997

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Janus American Group, Inc. ("Janus"), a Delaware corporation, hereby constitutes and appoints James E. Bishop, his true and lawful attorney and agent (with full power of substitution), in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that the said attorney and agent may deem necessary or advisable to enable Janus to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Form 10-KSB of Janus under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of Janus to the Form 10-KSB to be filed with the Securities and Exchange Commission, to any and all amendments to the said Form 10-KSB and to any and all instruments and documents filed as a part of or in connection with the said Form 10-KSB or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of March 1998.

                                          /s/  Paul Tipps
                                          --------------------------------
                                          Paul Tipps
                                          Director

Attest:
________________________________

                           JANUS AMERICAN GROUP, INC.

                                POWER OF ATTORNEY

                                   Form 10-KSB
                                       for
                                   Year Ended
                                December 31, 1997

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Janus American Group, Inc. ("Janus"), a Delaware corporation, hereby constitutes and appoints James E. Bishop, his true and lawful attorney and agent (with full power of substitution), in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments that the said attorney and agent may deem necessary or advisable to enable Janus to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Form 10-KSB of Janus under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of Janus to the Form 10-KSB to be filed with the Securities and Exchange Commission, to any and all amendments to the said Form 10-KSB and to any and all instruments and documents filed as a part of or in connection with the said Form 10-KSB or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of March 1998.

                                          /s/  Peter G. Aylward
                                          --------------------------------
                                          Peter G. Aylward
                                          Director

Attest:
________________________________